Clinical Design of the FIRST
and ONLY Approved IDE BTK Trial for
a Drug Coated Balloon
Caution –
Investigational Device, Limited by Federal (USA) Law to Investigational Use
Patrick Geraghty, MD, FACS
Associate Professor of Surgery and Radiology
Co-Director, Limb Preservation Center
Washington University Medical School
St. Louis, MO
Exhibit 99.1

Disclaimer
This presentation is on behalf of Lutonix, Inc., a
subsidiary of C.R. Bard, Inc. It is intended as an update
and exchange of scientific and clinical trial information.
The presenter is a consultant of Lutonix, Inc. and Bard
Peripheral Vascular, Inc.
The opinions and clinical experiences presented herein
are for informational purposes only.  The results
presented may not be predictive for all studies and
patients.  Results may vary depending on a variety of
experimental and clinical parameters.

Conflicts of Interest • Bard-Lutonix: BTK Trial PI, Advisory Board, Consultant • Cook Medical: FORMAT Trial PI, Consultant • Boston Scientific: Advisory Board • Spectranetics: Steering Committee

Trial Summary
PRIMARY ENDPOINTS
Safety at 30 days
Limb salvage & primary patency at 12 months
NUMBER OF
PATIENTS/SITES
320 randomized patients at 55 global sites
FOLLOW-UP
Clinical: 1, 6, 12, 24, and 36 Months
Duplex Ultrasound (DUS):
1, 6,12, 24, & 36 months
Angiography :  12 months
Telephone: 48 and 60 Months
NATIONAL PRINCIPAL
INVESTIGATORS
Patrick Geraghty:  Washington University, St. Louis, MO
Jihad Mustapha:  Metro Health Hospital, Wyoming, MI
Marianne Brodmann:  Medical University Graz, Austria
SPONSOR
Lutonix Inc., Minneapolis, MN
Caution –
Investigational Device, Limited by Federal (USA) Law to Investigational Use

LUTONIX
BTK Clinical Trial

[redacted]

[redacted]

[redacted]

Primary Endpoints
•
New  bypass graft
•
Jump/Interposition graft revision
•
Thrombectomy/Thrombolysis
Caution
–
Investigational
Device,
Limited
by
Federal
(USA)
Law
to
Investigational
Use
SAFETY
Freedom from Major Adverse
Limb Events & All-Cause Death at
30 DAYS
Amputation (above ankle)
Major re-intervention
EFFICACY
Composite of Limb Salvage and
Primary Patency at 12 Months
Defined as freedom from the
composite of above ankle
amputation, target vessel
occlusion, and clinically-driven
target lesion re-intervention.

Patient Eligibility
Inclusion Criteria
•
Male or non-pregnant female
18 years of age
•
Rutherford 4-5
•
Life expectancy
1 year
•
Significant stenosis
(
70%)
•
A patent inflow artery
•
Target vessel(s) diameter
between 2 and 4 mm
•
Target vessel(s) reconstitute(s)
at or above the ankle
Exclusion Criteria
•
Pregnant or planning on
becoming pregnant
•
History of stroke within 3
months
•
History of MI, thrombolysis or
angina within 30 days of
enrollment
•
Prior or planned major
amputation
•
GFR
30
ml/min
per
1.73m
•
In-stent restenosis
of target
lesion
Caution
–
Investigational
Device,
Limited
by
Federal
(USA)
Law
to
Investigational
Use
2
•
Acute limb ischemia

BTK Trial Design
Protocol Features
•
Randomized 2:1 versus POBA
•
Permits treatment of two tibial arteries (two flow pathways)
•
Combined lesion length of up to 32 cm treatable (36 cm balloon length allowed)
•
Retrograde wire access permitted, but not retrograde intervention
•
Balloon lengths of up to 12 cm
•
First U.S. use of tibial patency assessment via duplex ultrasound
(VasCore)
•
Angiographic assessment of normal-risk subset at one year
(Synvacor)
•
Broad range of secondary endpoints including QOL instruments
Caution –
Investigational Device, Limited by Federal (USA) Law to Investigational Use

Study Flowchart
PTA Pre-Dilatation
With Uncoated Balloon
Successful PTA with
Outflow
Randomize 2:1
Test Arm:
Dilatation of ALL target lesions with
Drug Coated Balloon
Control Arm
:
Dilatation of ALL target lesions with
Uncoated Balloon
Suboptimal PTA
Absence of above ankle reconstitution
>75% residual stenosis
Treat per standard
practice
30 day follow-up for safety
Inflow Treatment
If needed
Caution –
Investigational Device, Limited by Federal (USA) Law to Investigational Use

DMC Monitoring
Caution –
Investigational Device, Limited by Federal (USA) Law to Investigational Use
What is the Data Monitoring Committee?
Unbiased panel of leading experts in peripheral
vascular disease, cardiovascular medicine and
biostatistics not associated with Lutonix or the trial
During the enrollment phase of the trial, DMC
reviews accumulating safety data to monitor for
incidence of serious vascular events that would
warrant termination of the trial

Safety Review
Caution –
Investigational Device, Limited by Federal (USA) Law to Investigational Use
6 Data Monitoring Committee meetings so far
213 randomized patients:
128 have completed 6 month follow-up
69 have completed 12 month follow-up
Only 7 major amputations (3.27% of enrolled pts)
recorded
Only approved and ongoing BTK trial in the US